EXHIBIT 24
                        POWER OF ATTORNEY


	The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 28, 1995, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 6 th day of July, 1995.






								/s/ Charles M. Harper
                        POWER OF ATTORNEY


	The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in Fact in his name, place and stead to execute ConAgra's Annual Report Form 10-K for the fiscal year ended May 28, 1995, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

	IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this
6th day of July, 1995.






								/s/ Robert A. Krane
                        POWER OF ATTORNEY


	The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby comstitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 29, 1995, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

	IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this
6th day of July, 1995.






								/s/ Gerald Rauenhorst
                        POWER OF ATTORNEY


	The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 28,1995, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

	IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this
6th day of July, 1995.






								/s/ Carl E. Reichardt
                        POWER OF ATTORNEY


	The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended Nay 28, 1995, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

	IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this
6th day of July, 1995.






								/s/ Ronald W. Roskens
                        POWER OF ATTORNEY


	The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 28, 1995, together with any and all subsequent amendments thereof, in his capacity as a Director and herebt ratifies all that said Attorney-in-Fact may do by virtue thereof.

	IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this
6th day of July, 1995.






								/s/ Marjorie Scardino
                        POWER OF ATTORNEY


	The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10K for the fiscal year ended May 28, 1995, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

	IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this
6th day of July, 1995.






								/s/ Walter Scott, Jr.
                        POWER OF ATTORNEY


	The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 28, 1995, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

	IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this
6th day of July, 1995.






								/s/ William G. Stocks
                        POWER OF ATTORNEY


	The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 28, 1995, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

	IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this
6th day of July, 1995.






								/s/ Jane J. Thompson
                        POWER OF ATTORNEY


	The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 28, 1995, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

	IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this
6th day of July, 1995.






								/s/ Frederick B. Wells
                        POWER OF ATTORNEY


	The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 28,1995, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said
Attorney may do by virtue thereof.

	IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this
6th day of July, 1995.






								/s/ Thomas R. Williams
                        POWER OF ATTORNEY


	The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 28, 1995, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

	IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this
6th day of July, 1995.






								/s/ Clayton Yeutter